Q4 2007 Earnings Release: Credit Quality Supplement James D. Dawson President, Boston Private Bank David J. Kaye Chief Financial Officer, BPFH Exhibit 99.2

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2 Agenda 1. Historical Trends 2. Q4 Variances 3. NPA Details 4. Loan Concentrations & Exposures

1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Q1
2007Q2
2007Q3
2007Q4

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Historical Trends
•
BPFH NPAs remain better than Industry average
- 10 year period: 35bps better
- Q3 2007:  27bps better
- Q4 2007: ???
Non-Performing Assets (NPAs)
Industry Source Data:  SNL Banking Index
NPAs as a % of Assets
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
BPFH
Industry Average

1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Q1
2007Q2
2007Q3
2007Q4

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Historical Trends
•
BPFH …
- 10 year period:  BPFH 43bps better than Industry average
- Q3 2007:  BPFH 51bps better than Industry average
- Q4 2007: ???
Past Due Loans (30-89 Days)
Industry Source Data:  FDIC
Past Dues as a % of Assets
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
0.80
0.90
BPFH
Industry Average

1998Y
1999Y
2000Y
2001Y
2002Y
2003Y
2004Y
2005Y
2006Y
2007Q1
2007Q2
2007Q3
2007Q4

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Historical Trends
•
BPFH NCOs remain far better than Industry average
- 10 year period: averaged $73k per year
- FY 2007:  $78k in NCOs
- Q4 2007: $506k in NCOs (less than 1bp)
Net Charge-Offs (NCOs)
Industry Source Data:  SNL Banking Index
NCOs as a % of Average Loans
-0.10
-0.05
0.00
0.05
0.10
0.15
0.20
0.25
0.30
0.35
0.40
BPFH
Industry Average

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Quarterly Variances
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NPA balances increased due to 4 specific loans (see details slide)
•
Past Due loans spiked temporarily, but have since declined dramatically with 3 large loans moving back to current status
Q4 2007 Q3 2007 Amount %
Non-Performing Assets (NPAs) $36.8 $28.2 $8.6 31%
NPAs as a % of Assets 54 bps 43 bps 11 bps 26%
# of NPAs 35 44 (9) -20%
As of 12/31/07
Loans 30-89 Days Past Due $32.9 $13.7 $19.2 140%
Past Due Loans as a % of Loans 63 bps 27 bps 36 bps 133%
# of Past Due Loans 60 54 6 11%
UPDATED as of 1/23/08
Loans 30-89 Days Past Due $16.9 $13.7 $3.2 23%
Past Due Loans as a % of Loans 33 bps 27 bps 6 bps 20%
# of Past Due Loans 57 54 3 6%
Change

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NPA Details – Q4 2007 (>$1mm)
•
Top 8 NPAs account for 85% of the total
= New in Q4
Amount Specific
Outstanding Loan Type Location Reserves LTV Comments
Loan #1 $7.4 Residential S. Florida $0.0 62%
Accepted Offer on Waterfront SFR - close
pending Homeower Assoc. approval
Loan #2 $6.2 Construction S. Calif $0.0 61%
22 SFRs remaining (3 sold); lead bank
seeking to sell homes at reduced price
Loan #3 $4.7 Land S. Florida $0.0 50%
Borrower net worth $60mm+, restructure being
negotiated
Loan #4 $3.6 Commercial RE Boston Area $1.0 90% Condo development
Loan #5 $2.6 Construction S. Florida $0.5 69%
Warehouse construction in foreclosure; charge
off taken in Q4
Loan #6 $2.5 Construction S. Calif $0.0 68% New contractor hired to finish development
Loan #7 $2.3 Commercial Boston Area $1.0 n/a Non-real estate collateral A/R and inventory
Loan #8 $2.0 Home Equity S. Florida $0.0 76%
Waterfront SFR - Borrower now current on
payment plan
$31.2

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Loan Concentrations & Exposures
•
Portfolio is diversified across geography and loan type
Loan Balances as a % of Total BPFH Portfolio
= Greater than 6% of total loan portfolio
New England N. Calif S. Calif S. Florida Pacific NW Total BPFH
Mortgage & Heloc 21% 4% 0% 14% 1%
39%
Construction & Land 2% 3% 5% 5% 1%
16%
C&I 3% 1% 1% 0% 1% 7%
Commercial RE 8% 10% 3% 5% 1% 27%
Other Commercial 5% 3% 1% 1% 1% 11%
Total Loans 39% 20% 10% 26% 5% 100%

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Loan Concentrations & Exposures
•
$835mm outstanding, the average loan size is $1.7mm
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152 loans totaling $566mm have outstanding balances >$2mm
- Average LTV is 58%
- Only 25 loans totaling $85mm have LTVs >75%
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42 loans totaling $213mm in S. Calif have outstanding balances >$2mm
- Average LTV is 53%
- Only 6 loans totaling $26mm have LTVs >75%
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48 loans totaling $150mm in S. Florida have outstanding balances >$2mm
- Average LTV is 61%
- Only 10 of those loans totaling $40mm have LTVs >75%
- Extremely limited Condo exposure (2 projects)
Facts about BPFH Spec Construction & Land Development: